UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

INFINITY ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17204	20-3126427
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11900 College Blvd, Suite 310, Overland Park, KS 66210
(Address of Principal Executive Offices) (Zip Code)

(913) 948-9512
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Infinity Energy Resources, Inc. (the “Registrant” or “Company”) is filing this amendment to its Current Report on Form 8-K that it filed on January 16, 2015 (the “January 16 Report”) in response to a request from L.L. Bradford & Company, LLC (“Bradford”) to provide clarification regarding the January 16 Report.

On January 16, 2015, the Registrant was notified by Bradford that the firm resigned as the Registrant’s independent registered public accounting firm.  In connection with the resignation, Bradford informed the Company that it will no longer service SEC reporting companies because partners in its SEC practice moved to RBSM, LLP (“RBSM”).  Except as noted in the paragraph immediately below, the report of Bradford on the Company’s  consolidated financial statements for the year ended December 31, 2013, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report provided by Bradford in connection with the Company's consolidated financial statements for the fiscal year-ended December 31, 2013, contained an explanatory paragraph regarding substantial doubt about the Registrant's ability to continue as a going concern.

There were no disagreements between the Company and Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bradford, would have caused Bradford to make reference to the subject matter of the disagreements in connection with its reports on the company's financial statements; and there were no other reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On January 21, 2015, the Company provided Bradford with a copy of the disclosures it is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that Bradford furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated February 3, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

As reported above, on January 16, 2015, the Audit Committee appointed RBSM, LLP to be the Company's independent registered public accountant for the fiscal year ending December 31, 2014. During the two most recent completed fiscal years and through January 21, 2015, neither the Company nor anyone on its behalf consulted with RBSM, LLP regarding any of the following: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the company's financial statements, and none of the following was provided to the Company (a) a written report, or (b) oral advise that RBSM, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from L.L. Bradford & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY ENERGY RESOURCES, INC.

By:

/s/ Stanton E. Ross

Name:

Stanton E. Ross

Title:

President and Chief Executive Officer

Dated: February 3, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from L.L. Bradford & Company, LLC addressed to the Securities and Exchange Commission dated February 3, 2015

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